Note 16: Collaborative Arrangements	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 16: Collaborative Arrangements

Note 16: Collaborative Arrangements

In view of the risks and costs associated with developing new engines, Pratt & Whitney has entered into certain collaboration arrangements in which sales, costs and risks are shared. Sales generated from engine programs, spare parts, and aftermarket business under collaboration arrangements are recorded as earned in our financial statements. Amounts attributable to our collaborative partners for their share of sales are recorded as an expense in our financial statements based upon the terms and nature of the arrangement. Costs associated with engine programs under collaborative arrangements are expensed as incurred. Under these arrangements, collaborators contribute their program share of engine parts, incur their own production costs and make certain payments to Pratt & Whitney for shared or joint program costs. The reimbursement of the collaborators' share of program costs is recorded as a reduction of the related expense item at that time. As of December 31, 2011, the collaborators' interests in all commercial engine programs ranged from 12% to 48%, inclusive of a portion of Pratt & Whitney's interests held by other participants. Pratt & Whitney is the principal participant in all existing collaborative arrangements. There are no individually significant collaborative arrangements and none of the partners exceed a 31% share in an individual program.

In September 2011, Pratt & Whitney announced a new collaboration with JAEC and MTU to provide the PurePower PW1100G-JM engine for the Airbus A320neo program. Under the collaboration agreement, MTU will hold an 18% share and be responsible for the engine's low pressure turbine and participate jointly with Pratt & Whitney to provide the high pressure compressor for the engine. JAEC will hold a 23% share and be responsible for the engine fan, low pressure compressor and combustor/diffuser. Pratt & Whitney will hold the remaining shares and will be responsible for the remainder of the PurePower PW1100G-JM engine and systems integration.

On October 12, 2011, Pratt & Whitney and Rolls-Royce announced an agreement to restructure their interests in IAE and to form a new joint venture to develop engines to power the next generation of 120 to 230 passenger mid-size aircraft that will replace the existing fleet of mid-size aircraft currently in service or in development. Consummation of each of these transactions is subject to regulatory approvals and other closing conditions. We expect the restructuring of the parties' interests in IAE to be completed in mid-2012. The closing of the new joint venture is also subject to the completion of the restructuring of the parties' interests in IAE and may take a substantially longer period of time to complete. See Note 2 to the Consolidated Financial Statements for further discussion.

The following table illustrates the income statement classification and amounts attributable to transactions arising from the collaborative arrangements between participants for each period presented:

(Dollars in millions)	2011	2010	2009
Collaborator share of sales:
Cost of products sold	$963	$850	$772
Cost of services sold	36	38	29

Collaborator share of program costs (reimbursement of expenses incurred):
Cost of products sold	(88)	(83)	(66)
Research and development	(220)	(135)	(97)
Selling, general and administrative	(4)	(5)	(4)